UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2010

Chardan Acquisition Corp.
(Exact name of registrant as specified in its charter)

British Virgin Islands	000-53465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17 State Street, Suite 1600 New York, NY 10004
(Address of principal executive offices) (Zip Code)

 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 25, 2010, Chardan Acquisition Corp. (the “Company”) received approval from the Territory of the British Virgin Islands (“BVI”) to be continued as a company incorporated under the BVI Business Companies Act, 2004 (the “BVI Act”)

Pursuant to the BVI Act, the Company is authorized to issue up to 50,000 ordinary shares of a single class without par value and has full capacity to carry on or undertake any business or activity subject to the BVI Act and BVI legislation.

Item 9.01 Financial Statement and Exhibits

(d)  EXHIBITS

Exhibit No.	Description
3.1	Memorandum of Association and Articles of Association of Chardan Acquisition Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHARDAN ACQUISITION CORP.

Date: May 26, 2010	By:	/s/ Kerry Propper
Kerry Propper
Chief Executive Officer